Dreyfus GNMA Fund, Inc.

Letter to Shareholders
Dear Shareholder:
     We are pleased to provide you with this report on the Dreyfus GNMA
Fund, Inc. For its semi-annual reporting period ended October 31, 1996, your Fund produced a total return of 4.54%, which includes share price changes and interest income.* Income dividends from net investment income of $.472 per share were paid representing an annualized distribution rate per share of 6.43%.**
THE ECONOMY
     The fear of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.
     The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of the Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers_the initiators of two thirds of all economic activity_remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.
     The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion_its lowest level in two decades_provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.
     Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.
MARKET ENVIRONMENT
     Freed from inflation fears, the U.S. fixed income market has reflected dramatically declining interest rates. From September 2 to October 31 the yield on the ten-year Treasury Bill declined by 65 basis points. One of the more technical aspects propelling interest rates to these low levels has been an inflow of demand from foreign investors. In particular, Japanese investors have more than doubled their investment in the U.S. bond markets over the last few quarters of 1996. With the current Dollar/Yen exchange rates continuing to aid this flow, we anticipate a continued trend toward lower interest rates. Assuming that demand from overseas will continue to push ten- and 30-year Treasury rates lower, it is our expectation that the yield curve will also flatten. If, as seems likely, the Federal Reserve remains on the sidelines for the rest of 1996, a reduction in interest rate volatility may also decline.
     This outlook of lower longer term interest rates and lower volatility has strong implications for the mortgage securities market. Lower interest rates would raise the level of mortgage refinancing activity by U.S. homeowners. Homeowner loan refinancing is one of the primary contributors to mortgage-backed securities prepayments. The early payment of loan principal will impact the yield earned on a mortgage security. Hence it is our expectation that the yield spread over Treasuries in the GNMA market will begin to widen due to this added prepayment uncertainty.
THE PORTFOLIO
     Applying our current economic outlook and market environment analysis to managing the portfolio, at this time, we have made a number of adjustments to the Fund. The most significant change was increasing the portfolio's duration. This was accomplished by lowering the Fund's exposure to 30-year GNMA 7.0% securities issued in 1994 and 1993, while increasing our exposure to 30-year U.S. Treasury bonds. The duration of the Fund was increased to one quarter of a year longer than the Salomon Brothers GNMA Index. This has had the effect of lowering the percentage of GNMA securities in the Fund. If yield spreads on GNMA securities begin to widen due to increased prepayment uncertainty, we expect Treasuries to outperform mortgage securities during such time.
     Another significant change in the portfolio has been the addition of GNMA II adjustable rate mortgage-backed securities, better known as ARMs. In particular, the Fund now holds a 10% weighting in GNMA II 5.50% ARMs and a 3% weighting in GNMA II 6.00% ARMs. The coupon on these discount dollar-priced securities adjusts annually based on the level of the one-year, constant-maturity Treasury note plus a 150 basis-point margin. For a low-duration product, GNMA II ARMs offer a very attractive yield. Short duration poses less interest rate risk to the investor. Additionally, GNMA ARMs increase in value when interest rate volatility declines and the yield curve flattens.
     It is hoped that this strategy will result in strong total returns for our shareholders. Of course, we will adjust the portfolio as circumstances warrant.

                                          Very truly yours,
                                [Garitt A. Kono signature logo]
                                      Garitt A. Kono
                                     Portfolio Manager

                                [Michael Hoeh signature logo]
                                      Michael Hoeh
                                   Portfolio Manager
November 22, 1996
New York, N.Y.
 *Total return includes reinvestment of dividends and any capital gains paid. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

Dreyfus GNMA Fund, Inc.
Statement of Investments       October 31, 1996 (Unaudited)
                                                    Principal
Bonds_105.7%                                        Amount          Value
_______________________                          _____________   _____________
Mortgage-Backed Securities_102.2%
Government National Mortgage Association I:
  7%, 6/15/2008-11/15/2024...................   $ 162,210,231  $  161,507,892
  71/2%, 8/15/2000-8/15/2025.................     376,016,388     380,621,701
  8%, 4/15/2017-2/15/2025....................     213,111,793     219,860,356
  81/2%, 2/15/2006-12/15/2022................      82,516,670      86,185,984
  9%, 7/15/2001-12/15/2022...................      76,047,051      81,210,018
  91/2%, 1/15/2016-11/15/2024................      56,619,385      61,471,256
  10%, 11/15/2009-10/15/2020.................      36,127,412      39,864,070
  101/2%, 11/15/2013-6/15/2021...............      26,628,577      29,649,057
  11%, 7/15/1999-9/15/2019...................      37,660,582      42,106,118
  111/2%, 3/15/2010-7/15/2019................      15,082,889      17,071,232
  12%, 2/15/2015.............................          38,382          43,827
                                                                ______________
                                                                1,119,591,511
                                                                ______________
Government National Mortgage Association II:
  51/2% (a,b)................................     146,739,566     145,407,171
  6% (a,b)...................................      41,850,000      41,928,260
  9%, 3/20/2016..............................       2,271,419       2,411,952
  91/2%, 2/20/2016-2/20/2025.................       7,899,538       8,488,787
  101/2%, 7/20/2013-9/20/2018................       4,793,226       5,226,103
  12%, 9/20/2013-12/20/2015..................       1,096,440       1,230,754
  131/2%, 7/20/2014-6/20/2015................         777,701         888,274
                                                                ______________
                                                                  205,581,301
                                                                ______________
Government National Mortgage Association I,
  Graduated Payment Mortgage:
  101/4%, 7/15/2018-10/15/2018...............         239,705         264,498
  103/4%, 3/15/2010-4/15/2016................         649,836         718,881
  11%, 9/15/2010-3/15/2011...................         378,852         416,025
  111/4%, 7/15/2015-12/15/2015...............       1,393,644       1,540,408
  121/4%, 2/15/2014-3/15/2015................          68,770          76,979
                                                                ______________
                                                                    3,016,791
                                                                ______________
Government National Mortgage Association II,
  Graduated Payment Mortgage:
  111/4%, 4/20/2014-1/20/2016................         401,036         442,266
  113/4%, 6/20/2015-1/20/2016................         261,006         289,064
                                                                ______________
                                                                      731,330
                                                                ______________
Government National Mortgage Association I,
  Project Loan:
  71/2%, 1/15/2030...........................      17,337,202      17,429,262
  75/8%, 12/15/2030..........................       7,467,700       7,539,987
  8%, 1/15/2032..............................       6,000,685       6,165,704
  91/4%, 10/15/2023..........................       6,939,600       7,408,023
                                                                ______________
                                                                   38,542,976
                                                                ______________
Total Mortgage-Backed Securities.............                   1,367,463,909
                                                               ===============

Dreyfus GNMA Fund, Inc.
Statement of Investments (continued)    October 31, 1996 (Unaudited)
                                                   Principal
Bonds (continued)                                   Amount           Value
_______________________                           __________       __________
U.S. Treasury Bonds_3.5%
  6%, 2/15/2026..............................   $   51,000,000   $   46,545,471
                                                                ______________
TOTAL BONDS
  (cost $1,384,539,515)......................                    $1,414,009,380
                                                               ===============
Short-Term Investment_4.0%
_______________________
Repurchase Agreement;
Lanston (Aubrey G.) & Co. Inc., 5.60%
  dated 10/31/1996, due 11/1/1996 in the amount
  of $54,408,462 (fully collateralized by
  $56,438,000 U.S. Treasury Bills
  due 4/24/1997, value $55,056,351)
  (cost $54,400,000).........................   $ 54,400,000(c)   $ 54,400,000
                                                               ===============
TOTAL INVESTMENTS
  (cost $1,438,939,515)......................           109.7%   $1,468,409,380
                                                       =======  ===============
LIABILITIES, LESS CASH AND RECEIVABLES.......            (9.7%)  $ (130,248,669)
                                                       =======  ===============
NET ASSETS...................................           100.0%   $1,338,160,711
                                                       =======  ===============
Notes to Statement of Investments:
(a) Purchased on a forward commitment basis.
(b) Adjustable rate mortgage-interest rate subject to change periodically.
(c) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

See notes to financial statements.

Dreyfus GNMA Fund, Inc.
Statement of Assets and Liabilities     October 31, 1996 (Unaudited)
                                                                                            Cost               Value
                                                                                      _______________      _____________
ASSETS:             Investments in securities_See Statement of
                      Investments_Note 1(a, b)..................................      $1,438,939,515      $1,468,409,380
                    Cash.........................................................                              1,021,042
                    Receivable for investment securities sold....................                             49,478,015
                    Interest Receivable..........................................                              9,231,955
                    Receivable from subscriptions to Common Stock................                                 50,676
                    Paydowns receivable..........................................                                 16,015
                    Prepaid expenses.............................................                                 17,135
                                                                                                            _____________
                                                                                                           1,528,224,218
                                                                                                            _____________
LIABILITIES:        Due to The Dreyfus Corporation and affiliates................                              1,052,698
                    Due to Distributor...........................................                                 28,050
                    Payable for investment securities purchased..................                            187,652,780
                    Payable for Common Stock redeemed............................                                989,582
                    Accrued expenses.............................................                                340,397
                                                                                                            _____________
                                                                                                             190,063,507
                                                                                                            _____________
NET ASSETS.......................................................................                         $1,338,160,711
                                                                                                          ===============
REPRESENTED BY:     Paid-in capital..............................................                         $1,393,582,407
                    Accumulated undistributed investment income_net.............                             10,598,815
                    Accumulated net realized gain (loss) on investments..........                            (95,490,376)
                    Accumulated net unrealized appreciation (depreciation)
                      on investments_Note 4.....................................                             29,469,865
                                                                                                            _____________
NET ASSETS.......................................................................                         $1,338,160,711
                                                                                                          ===============
SHARES OUTSTANDING
(1.1 billion shares of $.01 par value Common Stock authorized)...................                             91,221,234
NET ASSET VALUE, offering and redemption price per share.........................                                 $14.67
                                                                                                                 ========
See notes to financial statements.

Dreyfus GNMA Fund, Inc.
Statement of Operations       Six Months Ended October 31, 1996 (Unaudited)
INVESTMENT INCOME
INCOME
             Interest Income.........................................                                 $50,670,253
EXPENSES:    Management fee_Note 3(a)...............................            $  4,062,252
             Shareholder servicing costs_Note 3(b)..................               2,008,468
             Custodian fees..........................................                161,824
             Professional fees.......................................                 48,992
             Directors' fees and expenses_Note 3(c).................                  27,493
             Prospectus and shareholders' reports_Note 3(b).........                  18,931
             Registration fees.......................................                 14,798
             Miscellaneous...........................................                156,081
                                                                                  ____________
                   Total Expenses....................................                                   6,498,839
                                                                                                      ____________
INVESTMENT INCOME_NET...............................................                                   44,171,414
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
             Net realized gain (loss) on investments.................            $ (5,704,257)
             Net unrealized appreciation (depreciation) on investments             20,969,292
                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                  15,265,035
                                                                                                      ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................                                 $59,436,449
                                                                                                      ============

See notes to financial statements.


Dreyfus GNMA Fund, Inc.
Statement of Changes in Net Assets
                                                                                     Six Months Ended
                                                                                     October 31, 1996       Year Ended
                                                                                       (Unaudited)        April 30, 1996
                                                                                      _____________       _____________
OPERATIONS:
  Investment income_net......................................................       $   44,171,414       $   94,419,978
  Net realized gain (loss) on investments.....................................           (5,704,257)          37,350,721
  Net unrealized appreciation (depreciation) on investments...................           20,969,292          (18,977,802)
                                                                                      _____________        _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...........           59,436,449          112,792,897
                                                                                      _____________        _____________
NET EQUALIZATION (DEBITS)_Note 1(e)..........................................             (330,589)            (542,312)
                                                                                      _____________        _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net......................................................          (43,998,057)         (94,057,379)
                                                                                      _____________        _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................           32,347,034           94,687,640
  Dividends reinvested........................................................           33,598,346           71,629,184
  Cost of shares redeemed.....................................................         (116,510,654)        (246,765,286)
                                                                                      _____________        _____________
    Increase ( Decrease) in Net Assets from Capital Stock Transactions........          (50,565,274)         (80,448,462)
                                                                                      _____________        _____________
      Total Increase (Decrease) in Net Assets.................................          (35,457,471)         (62,255,256)
NET ASSETS:
  Beginning of Period.........................................................        1,373,618,182        1,435,873,438
                                                                                      _____________        _____________
  End of Period...............................................................       $1,338,160,711       $1,373,618,182
                                                                                     ==============       ===============
Undistributed investment income_net..........................................       $   10,598,815       $   10,756,047
                                                                                      _____________        _____________
CAPITAL SHARE TRANSACTIONS:                                                              Shares               Shares
                                                                                      _____________        _____________
  Shares sold.................................................................            2,253,169            6,485,788
  Shares issued for dividends reinvested......................................            2,342,795            4,914,131
  Shares redeemed.............................................................           (8,119,612)         (16,918,960)
                                                                                      _____________        _____________
    Net Increase (Decrease) in Shares Outstanding.............................           (3,523,648)          (5,519,041)
                                                                                     ==============       ===============

See notes to financial statements.

Dreyfus GNMA Fund, Inc.
Financial Highlights
     Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.






                                                  Six Months Ended                         Year Ended April 30,
                                                  October 31, 1996         ___________________________________________________
PER SHARE DATA:                                     (Unaudited)             1996       1995       1994       1993        1992
                                                    __________              _____     _____       _____      _____       _____
  Net asset value, beginning of period............    $14.50               $14.32     $14.48     $15.35     $14.90      $14.74
                                                     _______               ______     ______     ______      ______     ______
  Investment Operations:
  Investment income_net..........................       .47                  .96        .98        .99       1.10        1.20
  Net realized and unrealized gain (loss)
    on investments...............................       .17                  .18       (.18)      (.87)       .46         .17
                                                     _______               ______     ______     ______      ______     ______
  Total from Investment Operations...............       .64                 1.14        .80        .12       1.56        1.37
                                                     _______               ______     ______     ______      ______     ______
  Distributions:
  Dividends from investment income_net...........      (.47)                (.96)      (.96)      (.99)     (1.11)      (1.21)
                                                     _______               ______     ______     ______      ______     ______
  Net asset value, end of period..................    $14.67               $14.50     $14.32     $14.48     $15.35      $14.90
                                                     ========             =======    =======     ======     =======     ======
TOTAL INVESTMENT RETURN.........................      9.01%(1)             8.11%      5.81%       .71%     10.80%       9.65%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.......       .96%(1)              .96%       .97%       .95%       .94%        .95%
  Ratio of net investment income
    to average net assets.......................      6.52%(1)             6.57%      6.90%      6.54%      7.20%       8.05%
  Portfolio Turnover Rate.......................     50.10%(2)           144.43%    362.70%    211.40%    155.90%      61.00%
  Net Assets, end of period (000's Omitted)......$1,338,161        $1,373,618   $1,435,873   $1,601,947   $1,857,468   $1,756,776
(1) Annualized.
(2) Not annualized.


See notes to financial statements.


Dreyfus GNMA Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1_Significant Accounting Policies:
     Dreyfus GNMA Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
     (a) Portfolio valuation: The Fund's investments (excluding U.S.
Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
     The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

Dreyfus GNMA Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
     On October 31, 1996, the Board of Directors declared a cash dividend of $.081 per share from undistributed investment income-net, payable on November 1, 1996 (ex-dividend date) to shareholders of record as of the close of business on October 31, 1996.
     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
     The Fund has an unused capital loss carryover of approximately
$89,768,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1996. If not applied, $20,521,000 of the carryover expires in fiscal 1998 and $69,247,000 expires in fiscal 2003.
     (e) Equalization: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.
NOTE 2_Bank Line of Credit:
     The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3_Management Fee and Other Transactions With Affiliates:
     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11/2% of the average daily value of the Fund's net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. No expense reimbursement was required for the period ended October 31, 1996.
     (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate or either of them (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear

Dreyfus GNMA Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued) the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1996, $1,359,288 was charged to the Fund pursuant to the Plan.
     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $420,036 during the period ended October 31, 1996.
     Effective May 29, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $130,469 was charged by Mellon pursuant to the custody agreement.
     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_Securities Transactions:
     The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $737,763,031 and $661,107,676, respectively.
     At October 31, 1996, accumulated net unrealized appreciation on investments was $29,469,865, consisting of $35,260,915 gross unrealized appreciation and $5,791,050 gross unrealized depreciation.
     At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
Dreyfus GNMA Fund, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                265SA9610
[Dreyfus logo]


GNMA
Fund, Inc.
Semi-Annual
Report


October 31, 1996